Convertible Promissory Notes	12 Months Ended
Dec. 31, 2022
Convertible Promissory Notes [Abstract]
Convertible Promissory Notes

Note 11 — Convertible Promissory Notes

On January 11, 2021, the Company’s Board of Directors and shareholders approved the amendment to the conversion formula of the Convertible Promissory Notes (the “Convertible Notes”) issued by the Company on dates between August 2020 and November 2020. Pursuant to the amendment, immediately prior to the consummation of a public transaction, the outstanding principal amount of the Convertible Notes, together with all accrued and unpaid interest, shall convert into a number of fully paid and non-assessable shares of Common Stock, at a conversion price of $1,544.00 per share.

While the original conversion feature was bifurcated from the host instrument, the Company determined that the amended conversion feature would not require bifurcation. Since the accounting for the conversion feature changed because of the amendment, the Company applied extinguishment accounting pursuant to its accounting policy.

Accordingly, the Company recognized a gain on extinguishment of $2.7 million in connection with the derecognition of the net carrying amount of the extinguished debt of $19.7 million (inclusive of $13.1 million of principal and $7.1 million of derivative liabilities, less $587 thousand of debt discount) and the recognition of the $17.0 million fair value of the new convertible notes (including the same principal amount of $13.1 million plus the $3.9 million fair value of the beneficial conversion feature).

On February 1, 2021, in conjunction with the closing of the Company’s IPO, the Convertible Notes in the aggregate principal amount of $13.1 million were converted into 8,485 shares of Common Stock at the election of the Company at a conversion price of $1,544.00 per share.